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                                                                    Exhibit 10.9
[DEL MONTE LOGO]

June 13, 2002

TPG Partners, L.P.
301 Commerce Street, Suite 3300
Fort Worth, Texas 76102

Gentlemen:

Re: Transaction Advisory Agreement
-----------------------------------

This letter sets forth our agreement with respect to certain matters arising out of and related to (i) the Agreement and Plan of Merger dated as of even date herewith (the "Merger Agreement") among H. J. Heinz Company, a Pennsylvania corporation, Spinco, a Delaware corporation ("Spinco"), Del Monte Foods
Company, a Delaware corporation, and Del Monte Corporation, a New York corporation and wholly-owned subsidiary of Del Monte Foods Company ("Merger Sub"), pursuant to which Merger Sub will merge with and into Spinco (the "Merger") and (ii) the Transaction Advisory Agreement, dated as of April 18, 1997 (the "Transaction Advisory Agreement"), between Merger Sub and TPG Partners, L.P., a Delaware limited partnership ("TPG"). Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Transaction Advisory Agreement.

Pursuant to Section 3(b) of the Transaction Advisory Agreement and in connection with transactions contemplated by the Merger Agreement, TPG is entitled to receive a cash fee in the amount of 1.5% of the Transaction Value of the Merger. Notwithstanding the foregoing, Merger Sub and TPG hereby agree that, as compensation for TPG's financial advisory services rendered in connection with the Merger, TPG shall be entitled to receive, and Merger Sub shall pay to TPG in cash immediately upon the consummation of the Merger, a fee in the amount of $9,000,000.

This letter constitutes an amendment to the Transaction Advisory Agreement and, except as amended hereby, the Transaction Advisory Agreement shall remain in full force and effect.


                  [Remainder of Page Intentionally Left Blank]

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TPG Partners, L.P.
June 13, 2002                                                             Page 2
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     If the foregoing sets forth your understanding with respect to this matter, please acknowledge your acceptance of and agreement with the foregoing by executing a counterpart of this letter in the space provided below.

                                        Sincerely yours,

                                        DEL MONTE CORPORATION


                                        /s/ David L. Meyers
                                        -------------------------------
                                        David L. Meyers
                                        Executive Vice President
                                        Administration & Chief Financial Officer





ACCEPTED AND AGREED:

TPG PARTNERS, L.P.

By:  TPG Genpar, L.P., General Partner

     By: /s/ Richard Ekleberry
         ------------------------------
     Name: Richard Ekleberry
           ----------------------------
     Title: Vice President
            ---------------------------